UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 31, 2007

(Date of Report (date of earliest event reported))

Jackson Hewitt Tax Service Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-32215	20-0779692
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

3 Sylvan Way Parsippany, New Jersey	07054
(Address of principal executive office)	(Zip Code)

(973) 630-1040

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 31, 2007, Jackson Hewitt Tax Service Inc. (the “Company”), Jackson Hewitt Inc. and certain affiliates agreed to amend their existing $450 million senior revolving credit facility (the “Amended and Restated Credit Agreement”) to revise the calculation of the maximum consolidated leverage ratio, which is the ratio of consolidated debt to consolidated Earnings Before Interest, Taxes, Depreciation and Amortization, each as defined in the Amended and Restated Credit Agreement. As amended, consolidated debt will now be measured on a trailing four-quarter basis as opposed to using the most recent quarter-end debt figure in the calculation. This change provides the Company with future flexibility for additional borrowing capacity given the seasonal nature of the tax preparation business.

The Company’s senior revolving credit facility is a committed credit facility provided by a syndicate of banks with a maturity date that remains October 6, 2011. The material terms and descriptions of the Amended and Restated Credit Agreement were previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 10, 2006 and are hereby incorporated by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

The Company has updated its written investor slide presentation material which is included herein as Exhibit 99.1. A copy of this updated presentation material will be available on the Investor Relations tab of the Company’s website, www.jacksonhewitt.com.

The information in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act. Additionally, the submission of the information in this Item 7.01 of this Current Report on Form 8-K is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information it contains includes material investor information that is not otherwise publicly available. All of the information in this Item 7.01 of this Current Report on Form 8-K is presented as of November 5, 2007, and the Company does not assume any obligation to update such information in the future.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

See Exhibit Index.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

By:	/s/ Mark L. Heimbouch
Mark L. Heimbouch
Senior Executive Vice President, Chief Operating Officer and Interim Chief Financial Officer

Date: November 5, 2007

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JACKSON HEWITT TAX SERVICE INC.

CURRENT REPORT ON FORM 8-K

Report Dated October 31, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation November 2007

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